UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 19, 2005

APPLIED NEUROSOLUTIONS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-13835	39-1661164
(State or Other Jurisdiction	(Commission file Number)	(IRS Employer
of Incorporation)		Identification No.)

50 Lakeview Parkway, Suite 111, Vernon Hills, IL	60061
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 573-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 20, 2005, Applied NeuroSolutions, Inc. (“APNS”) issued a press release announcing the appointment of Robert S. Vaters to the Board of Directors. The appointment of Mr. Vaters occurred on October 19, 2005.

It is anticipated that Mr. Vaters will become a member of APNS’s audit committee.

A copy of APNS’ press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Exhibits.

99.1  Press Release dated October 20, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 20th day of October, 2005.

APPLIED NEUROSOLUTIONS, INC.

By:	/s/ David Ellison
Name: David Ellison
Title: Chief Financial Officer